UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    October 16, 2006

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of principal executive offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number, Including Area Code      (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Schnitzer Steel Industries, Inc. (the “Company”) finalized settlements with the United States Department of Justice (the “DOJ”) and the United States Securities and Exchange Commission (the “SEC”) by agreeing to a deferred prosecution agreement with the DOJ on October 16, 2006 (the “Deferred Prosecution Agreement”) and by agreeing to an order, issued by the SEC, instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 21C of the Securities and Exchange Act of 1934 on October 16, 2006 (the “Order”). The Order relates to an offer of settlement that the Company had made to the SEC on July 26, 2006 (the “Offer”). The settlements with the DOJ and the SEC resolve the investigation that commenced with the self-reporting by the Company of its past practice of improper payments to purchasing managers of nearly all of the Company’s customers in Asia for export sales of recycled ferrous metals.

A description of the Deferred Prosecution Agreement, the Order and the Offer is included under Item 8.01 of this report and is incorporated herein by reference. A copy of the Deferred Prosecution Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Order and the Offer are filed as Exhibits 10.4 and 10.5, respectively, to this report and are incorporated herein by reference.

Item 8.01.	Other Events.

On October 16, 2006, the Company issued a press release announcing that it has finalized settlements with the DOJ and the SEC resolving the investigation that commenced with the self-reporting by the Company of its past practice of improper payments to purchasing managers of nearly all of the Company’s customers in Asia for export sales of recycled ferrous metals. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

DOJ Settlement

The Company has agreed to the Deferred Prosecution Agreement with the DOJ, under which the DOJ will not prosecute the Company if the Company meets the conditions of the agreement for a period of three years. Under the Deferred Prosecution Agreement, among other things, the Company will engage a compliance consultant to advise its compliance officer and its Board of Directors on the Company’s compliance program. The obligations of the Company are set forth in the Deferred Prosecution Agreement.

The Company’s Korean subsidiary, SSI International Far East, Ltd., pled guilty to Foreign Corrupt Practices Act anti-bribery and books and records provisions, conspiracy and wire fraud charges and will pay a fine of $7.5 million pursuant to a plea agreement. The DOJ had filed a criminal Information in the United States District Court for the District of Oregon (the “District Court”) which charged SSI International Far East, Ltd. with these violations.

A copy of the Deferred Prosecution Agreement (including the statement of facts attached thereto) in the form filed with the District Court, the plea agreement by SSI International Far East, Ltd. and the criminal Information in the form filed with the District Court are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this report and are incorporated by reference herein.

SEC Settlement

The Company agreed to the Order, issued by the SEC, to cease and desist from the past practices that were the subject of the investigation and to disgorge $7.7 million of profits and prejudgment interest. The Order also contains provisions comparable to those in the Deferred Prosecution Agreement regarding the engagement of the compliance consultant. The obligations of the Company are set forth in the Order and Offer.

A copy of the Order and the Offer are filed as Exhibits 10.4 and 10.5, respectively, to this report and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

10.1	Deferred Prosecution Agreement (including Statement of Facts), dated October 16, 2006, between Schnitzer Steel Industries, Inc. and the United States Department of Justice.

10.2	Plea Agreement by SSI International Far East, Ltd., dated October 10, 2006.

10.3	Criminal Information, United States of America vs. SSI International Far East, Ltd., dated October 10, 2006.

10.4	Offer of Settlement to the United States Securities and Exchange Commission, dated July 26, 2006.

10.5	Order Instituting Cease-and-Desist Proceedings, Making Findings, and Imposing a Cease-and-Desist Order Pursuant to Section 21C of the Securities and Exchange Act of 1934, dated October 16, 2006.

99.1	Press Release, dated October 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: October 19, 2006	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Secretary

Exhibit Index

Exhibit No.	Description

10.1	Deferred Prosecution Agreement (including Statement of Facts), dated October 16, 2006, between Schnitzer Steel Industries, Inc. and the United States Department of Justice.

10.2	Plea Agreement by SSI International Far East, Ltd., dated October 10, 2006.

10.3	Criminal Information, United States of America vs. SSI International Far East, Ltd., dated October 10, 2006.

10.4	Offer of Settlement to the United States Securities and Exchange Commission, dated July 26, 2006.

10.5	Order Instituting Cease-and-Desist Proceedings, Making Findings, and Imposing a Cease-and-Desist Order Pursuant to Section 21C of the Securities and Exchange Act of 1934, dated October 16, 2006.

99.1	Press Release, dated October 16, 2006.